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                       SUPPLEMENT TO THE PROSPECTUSES OF

                       KEYSTONE AMERICA HARTWELL EMERGING
                               GROWTH FUND, INC.
                       KEYSTONE CAPITAL PRESERVATION AND
                                  INCOME FUND
                         KEYSTONE FUND FOR TOTAL RETURN
                         KEYSTONE FUND OF THE AMERICAS
                       KEYSTONE GLOBAL OPPORTUNITIES FUND
                      KEYSTONE GOVERNMENT SECURITIES FUND
                         KEYSTONE HARTWELL GROWTH FUND
                      KEYSTONE INTERMEDIATE TERM BOND FUND
                              KEYSTONE OMEGA FUND
                          KEYSTONE STATE TAX FREE FUND
                    KEYSTONE STATE TAX FREE FUND - SERIES II
                      KEYSTONE STRATEGIC DEVELOPMENT FUND
                         KEYSTONE STRATEGIC INCOME FUND
                         KEYSTONE TAX FREE INCOME FUND
                   KEYSTONE WORLD BOND FUND (THE "FUNDS(S)")

     The section of the prospectus for each Fund entitled "Class A Shares" under "Alternative Sales Options" is hereby supplemented to reflect the following:

     Initial sales charges may be elmininated for persons purchasing Class A shares that are included in a broker-dealer or investment adviser managed fee based program (a "wrap account") with broker-dealers or investment advisers who have entered into special agreements with Keystone Investment Distributors Company.

     In addition, the exhibit to each Fund's prospectus entitled "Reduced Sales Charges" is hereby supplemented to reflect the following:

     Only Class A shares subject to an initial or a deferred sales charge are eligible for inclusion in reduced sales charge programs (i.e., concurrent purchases, rights of accumulation, and letters of intent).

November 3, 1995

                                                                        AMER-SK3